CARLTON PROPERTIES
                             LEASE GENERAL AGREEMENT

     This lease is made and entered into by and between C. Christopher Carlton d/b/a CARLTON PROPERTIES, a resident of Catoosa County, Georgia, herein called "Owner", and American Consumers, Incorporated herein called "Tenant".

     For acknowledged consideration, Owner lease to Tenant the real property located at 55 Hannah Way, Ridgeland Business Park, Rossville Georgia 30741, consisting of a light industrial building containing approximately 4,000 square feet, with contiguous parking area, together with all improvements and additions thereon, herein called "premises"; and Owner and Tenant agree as follows:

                                    SECTION 1
                         TERM AND OPTION TO EXTEND TERM

     1.1 The term of this lease shall be for sixty(60) months and will begin on the 1st day of October 2001. Lease will provide for Tenant a thirty six (36) month extension, after the first sixty month term, and then a twenty four (24) month extension option after the thirty six(36) month term.

     1.2 These options to be exercised by giving a ninety (90) day notice prior to the expiration of this lease. A ninety (90) day notice is also required if Tenant is not going to extend lease. During the extended term, the provisions of this lease remain the same unless by written agreement between the parties.

     1.3 Owner shall not be liable for failure to give possession of the premises to Tenant upon the effective date of the lease if failure occurs because the premises are not ready for occupancy or being held over by a prior tenant or are in the wrongful possession of another party, or are not available for any reason. In such event, the rent shall not begin until possession is given to or made available to Tenant. If the delay exceeds thirty (30) days, either Owner or Tenant, by written notice to other party, may terminate this lease and neither party shall have nor incur any liability or obligation.

                                    SECTION 2
                            RENT AND SECURITY DEPOSIT

     2.1 During this lease, Tenant shall pay and Owner accept a rental in the amount of $1,500.00 per month. The rent is due on the 1st of the month.

     2.2 If the term of this lease is extended beyond the original term, the rental for the extended term shall be agreed upon at that time. Taxes and insurance rates to be reset at renewal time.

     2.3 In addition to these rental payments, Tenant shall pay when due, as additional rent, all other amounts to be paid by Tenant under this lease.

     2.4 It is the intention of Owner and Tenant that the rent paid under this lease shall be net to Owner and that each year during the term of the lease all costs, utilities, and obligations of every kind relating to the premises (except as otherwise specifically provided in this lease) shall be paid by Tenant, and that Owner shall be indemnified by Tenant against such costs, expenses, and obligations.

     2.5 All payments of rent shall be made by Tenant to Owner without notice of demand, at such place within the United States as Owner may from time to time designate in writing. For the present Owner designates Owner's address stated in or pursuant to the Notices provisions of this lease as the place for making the payments of rent. All rents shall be payable in legal tender of the United States as the same is then constituted.

     2.6 Interest will accrue at the rate of 18% per annum on all delinquent rent and other amounts due from Tenant. Such interest shall be immediately due and payable as additional rent under this lease.

     2.7 Contemporaneously with the execution of this lease, Tenant has deposited with Owner the sum of $ 0 as security for the faithful performance and observance by Tenant of the terms of this lease. In the event Tenant defaults with respect of any of the terms of this Lease, Landlord may use the whole or any part of the security so deposited to the extent required for the payment of any rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms of this Lease. In the event that Tenant shall fully comply with all of the terms of this Lease, the security deposit shall be returned to Tenant upon the expiration of the term hereof, without interest, and after delivery of the entire possession of the leased premises to Landlord.

                                    SECTION 3
                                    UTILITIES

     Tenant shall pay for all utilities, including but not limited to water, gas, electricity, and heat and other utilities used on the premises during the term of this Lease.

                                    SECTION 4
                                      TAXES

     4.1 Owner shall pay all real property taxes, assessments and governmental levies on the premise.

                                    SECTION 5
                                TAX CERTIFICATION

     Owner hereby certifies that Owner is not a non-resident alien, or foreign corporation, a foreign partnership, a foreign trust or a foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and that his home or office address is as shown in this Lease. Owner acknowledges that this certification may be disclosed to the Internal Revenue Service pursuant to federal law.

                                    SECTION 6
                      REPAIRS, MAINTENANCE AND IMPROVEMENTS

     6.1 Tenant acknowledges that it has inspected the premises and accepts them as is.


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


     6.2 Tenant shall at its own expense keep the premises clean, neat and free of all trash and rubbish. Tenant shall keep all trash and rubbish contained in Tenant supplied dumpsters.

     6.3 Tenant shall, at Tenant's expense, maintain and keep in good repair the interior of the premises including but not limited to the ceiling, light fixtures, interior walls and floors, all doors, windows, glass, and plumbing, all water and gas pipes, and sprinkler system, if any.

     6.4 The Owner shall, at Owner's expense, maintain and keep in good repair the heating plant, if any, the air conditioning system, if any, and shall make all necessary exterior repairs including but not limited to the roof, gutters, and downspouts, and the outside walls of the premises, and the exterior of all improvements on the premises, except that, if any, such repairs are necessary because of some act or failure to act in the part of the Tenant, then Tenant shall be responsible to make such repairs.

     6.5 The parking lot paving, parking area sidewalks, lawns, and landscaping shall be maintained by Owner.

     6.6 Tenant may make reasonable alterations, additions, and improvements to the premises, including the erection of signs, at Tenant's expense, but only with the prior consent in writing of Owner. All alterations, additions or improvements made by either of the parties, except movable office furniture and movable business fixtures and equipment put in at the expense of Tenant, shall inure to the benefit of Owner and shall belong to Owner absolutely as soon as made or installed. Tenant may, if Tenant is not in default on any of the terms and conditions of this Lease, remove at the termination of the lease any movable office furniture or movable business fixtures or equipment purchased or provided by Tenant that may be moved without damage to the building, provided that Owner is notified before the termination date that this right will be exercised, as to described fixtures, or equipment. If Tenant causes any damage to the premises in removing Tenant's property, Tenant shall pay for all repairs.

     6.7 Deleted.

     6.8 Upon termination of this lease Tenant shall return the premises to Owner in the same condition as when received, ordinary wear and tear expected.

                                    SECTION 7
                        LIABILITY INSURANCE AND INDEMNITY

     7.1 In addition to any insurance which Tenant deems necessary to protect Tenant's interests, Tenant shall, at Tenant's expense, secure and maintain during the term and any extended term of this lease, liability insurance with an insurance company satisfactory to Owner, with Tenant and Owner as named insured, in amounts not less than $500,000.00 per person, $1,000,000.00 per occurrence for all persons and $100,000.00 for property damage. Tenant may, in lieu of delivering the original policies of insurance, deliver to Owner insurance company certificates evidencing the coverage. The requirements of the liability insurance notwithstanding, Owner shall not be liable for any injury or damage to persons or property occurring in or about the premises, and Tenant shall save Owner harmless from


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


responsibility for any and all such injuries and for all such damage arising from any cause whatsoever. Owner shall be under no liability to Tenant arising from any discontinuance of heat or water, or both, caused by accident, by breakage, by strike, or otherwise. Owner shall not be liable for loss of or damage to the property of Tenant caused by rain, snow, water or steam that may leak into or flow from any part of the premises as a result of any defect in the roof of plumbing or any cause whatsoever, or for loss or damage caused by the handling of electric wires or lights. Owner is liable for damage caused to Tenant if premises is not properly maintained and roof water is cause of damage.

     7.2 If the Tenant shall fail, refuse or neglect to obtain such insurance or to maintain the same, and furnish the Owner with proof of the same upon demand, the Owner shall have the right to procure such insurance and to add the cost thereof to any rental or other sums payable under this lease, and the amount thereof shall be payable to the Owner on demand with lawful interest thereon.

     7.3 Tenant shall cause any policy or certificate of insurance required by this lease to be issued promptly upon any renewal or extension of such coverage showing the Owner as insured.

                                    SECTION 8
                     CASUALTY INSURANCE AND CASUALTY DAMAGE

     8.1 Owner shall secure and maintain, at Owner's expense, insurance against loss or damage by fire and such other casualty risks and hazards, including but not limited to lightning and windstorm, as may be included in the broadest form of fire and extended coverage insurance from time to time available, upon the buildings and other improvements erected on the premises. Any such policy or policies of insurance shall name Owner as the insured.

     8.2 If the premises are so used that casualty insurance cannot be secured, Tenant will become the insurer, and Owner may cancel this lease by giving written notice to Tenant.

     8.3 If the premises are rendered totally or substantially untenantable by fire or other casualty, this lease, at the option of Owner or Tenant exercised in writing with thirty (30) days of the date of the fire or casualty, shall terminate: otherwise Owner shall restore the premises as rapidly as sound business judgment permits.

     8.4 If the premises are rendered totally or substantially untenantable, and are to be restored, rent will abate during restoration if the destruction was not caused by the negligence or carelessness of Tenant, its employees, agents, invitees, or contractors. If the premises are so damaged that Tenant can continue to occupy the same part or part of same, the rent shall abate pro rata only, if such damage was not caused by the negligence or carelessness of Tenant's, its employees, agents, invitees, or contractors, and Owner shall repair the damage as rapidly as sound business judgment permits.

                                    SECTION 9
                        INCREASES IN INSURANCE AND TAXES

     9.1 Tenant shall reimburse Owner for all increases in the amount of real estate taxes and insurance premiums paid or payable by Owner on the land and building for each calendar year during the term of this lease, and extensions, if any other the amount that Owner paid for such real estate taxes for the


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


calendar year 2001 (which amount is hereby agreed to be $_________ .) and insurance premiums for the year 2001 (which amount is hereby agreed to be $__________). For the purpose of this Section, it shall be presumed that any insurance premiums or taxes paid or payable will be for the current period.

     9.2 The amount of taxes or insurance premiums due from Tenant to Owner hereunder, if any, shall be treated as rent for all purposes of this lease and shall be payable by Tenant to Owner within thirty (30) calendar days after Owner bills Tenant for such increases. Increases, if any, for the year during which this lease commences or terminates shall be prorated in accordance with the length of time Tenant occupied the premises in said year.

                                   SECTION 10
                               WARRANTIES OF OWNER

     10.1 Owner warrants and covenants that Owner is lawfully able to demise the premises and that Tenant, on paying the rental herein provided and performing the other covenants and conditions herein contained, shall have quiet and peaceful possession of the premises during the lease term. No provisions of this lease are intended to warrant or imply that Owner has any greater right or interest than stated in this paragraph.

     10.2 Except as otherwise specifically provided in this lease, Tenant is acquainted with the entire premises and accepts the same in their present condition. Tenant assumes responsibility for the safety of the premises and for the suitability of the premises for Tenant's use.

     10.3 Owner makes no other warranties express or implied.

                                   SECTION 11
                                   SUBROGATION

     Owner and Tenant shall each have included in all policies of insurance respectively obtained by them with respect to the premises and pursuant to this lease a waiver by the insurer of all rights of subrogation against the other in connection with any loss or damage thereby insured against. So long as both Owner's and Tenant's policies then in force include such mutual waiver of subrogation, Owner and Tenant, to the fullest extent permitted by law, each waive all right if recovery against the other for, and agree to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectable insurance in effect at the time of such loss or damage. It such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the party seeking such waiver shall notify the other thereof in writing, and the latter shall have ten (10) days in which to agree to pay such additional premium of forego such mutual waiver of subrogation.

                                   SECTION 12
                             SUBLEASE OR ASSIGNMENT

     Neither Tenant nor any court or officer thereof or receiver or trustee in bankruptcy shall sublease,


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


assign, or transfer the premises or any interest in this lease without the consent in writing of Owner, which shall not be unreasonably withheld. In the event of a sublease or assignment, Tenant shall always remain liable for any default of a subtenant or assignee. The receipt by Owner of rents from any assignee, subtenant or occupant shall not be deemed to be a waiver of these provisions.

                                   SECTION 13
                                 USE OF PREMISES

     The premises shall during the term of this lease be used only for commercial and related activities, and no part of the premises or improvements thereon shall be used in any manner whatsoever for a purpose in violation of the laws of the United States or the state in which the premises are located or any other applicable ordinance, regulation or law. Tenant shall comply with all laws, ordinances, regulations or orders enacted or passed during the term of this lease applicable to the premises.

                                   SECTION 14
                                  CONDEMNATION

     If at any time a substantial part or all of the premises be taken for any public or quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof by a body vested with the power of eminent domain, this lease shall continue until the date of the taking, at which time this lease shall terminate and Tenant shall have no rights in any award or purchase price paid by reason of the taking. In the event a condemnation or purchase takes place and the premises continue to be tenantable for Tenant's purposes, the rent shall be abated pro rate, Tenant shall have no rights in any award or purchase price paid by reason of the taking, and the lease shall continue otherwise in full force and effect. The termination of this lease or the abatement of rent by reason of the condemnation or purchase shall be without prejudice to the rights of either Owner or Tenant (to the extent Tenant has an independent claim) to recover compensation and damage caused by the condemnation or taking from the condemned or taker. Neither Owner nor Tenant shall have any rights in any award made to the other by reason of such condemnation or taking.

                                   SECTION 15
                            ENVIRONMENTAL COMPLIANCE

     15.1 For purposes of this lease, (i) the term "Regulated Substances" shall include but shall not be limited to substances defined as "regulated substances", "hazardous waste", "toxic substances", "pollutants", "toxic pollutants", "herbicides", "fungicides", "rodenticides", "insecticides", "contaminants", or "pesticides" in any Environmental Law; (ii) "Environmental Law" means any laws, regulations, ordinances, rules, orders, directions, requirements or court decrees pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Demised Premises, including, without limitation, Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Clean Water Act, the Safe Drinking Water Act, the Clean Air Act, all parallel, similar or relevant local and state environmental laws, and the regulations, rules, and ordinances adopted and publications promulgated pursuant to the local, state, and federal law.


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


     15.2 Tenant, at Tenant's expense, shall comply with all Environmental Laws (as defined above) pertaining to Tenant's business use and occupancy if the Demised Premises. Tenant hereby agrees to and does indemnify and holds Owner harmless from and against any and all liability, obligations, losses, damages, penalties, claims, clean-up costs, fines, civil penalties and actions, suits, including legal fees imposed on, incurred by, or reserved against Owner arising out of the existence or presence of any "Regulated Substance", as defined herein, on, under or from the Demised Premises from and after the commencement of the initial term of this lease ("Commencement Date") arising out of Tenant's occupancy and use of the Demised Premises; and any liability, claims,, or damages in any way related to or arising out of the removal, treatment, storage, disposal, disposition, mitigation, clean-up or remedying of by Tenant of Regulated Substances on the Demised Premises. Notwithstanding anything herein to the contrary, Owner agrees that Tenant has no obligation to and does not indemnify Owner for any claims or damages due to any Regulated Substances existing or present on the Demised Premises prior to the Commencement Date or arising out of the acts of third parties not under Tenant's control.

     15.3 Owner represents and warrants to Tenant that to the best of Owner's knowledge and information (i) the Demised Premises currently comply with all applicable Environmental Laws; (ii) Owner is not in violation of or subject to any existing, pending or threatened investigation by any governmental authority under any Environmental Law; (iii) Owner has not and is not required by any Environmental Law to obtain any permits or licenses to construct or operate any improvements, fixtures or equipment forming a part of the Demised Premises, including the use of Owner's past and present tenants of the Demised Premises, has not and does not result in the disposal or release of any Regulated Substances on, to or from the Demised Premises; and (v) Owner has not installed, used to operated any underground storage tank(s) on, under or around the Demised Premises. If underground storage tank(s) (whether or not abandoned in place) exist on or under the Demised Premises at the time of Commencement of the term hereof; then such tanks and the pumps and all other equipment used in connection with the operation of same shall be removed by Landlord, at Landlord's sole expense, prior to Tenant's entering into possession of the Demised Premises and the commencement of the lease term. Such underground tanks and equipment shall be and remain the exclusive property of Owner and Tenant shall not be required to take any actions with regard thereto.

     15.4 Owner hereby agrees and does indemnify and holds the Tenant harmless from and against any and all liability, obligations losses, damages, penalties, claims, environmental response and clean-up costs, fines, civil penalties and actions, suits costs, taxes, charges, expenses and disbursements, including legal fees and expenses of whatever kind or nature, imposed on, incurred by, or reserved against Owner in any way relating to or arising out of the existence or presence of any Regulated Substance on, under or from the Demised Premises which existed on, under or from the Demised Premises prior to the Commencement Date of this lease or which result from the acts of third parties not under Tenant's control; any liability, claims or damages in any way elated to or arising out of the removal, or treatment, storage, disposal, disposition, mitigation, clean-up or remedying of the Regulated Substances on the Demised Premises. This indemnification shall include, without limitation, liability, claims or damages arising out of any violations of applicable Environmental Laws, regardless of any actual or alleged of warranty or strict liability on the part of Owner. The foregoing indemnity shall survive the expiration or termination of this lease and/or any transfer of all of any portion of the Demised Premises, or of any interest in this lease, and shall be governed by the laws of the state in which the Demised Premises are located.


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


                                   SECTION 16
                       MECHANICS' AND MATERIALMEN'S LIENS

     Tenant shall not do or suffer anything to be done whereby the premises shall be encumbered by a lien, and shall, whenever and as often as any lien is filed against the premises purporting to be for labor or material furnished or to be furnished to the Tenant, discharge the same of record within twenty (20) days after the date of filing. Tenant shall indemnify Owner from all actions and costs of suit by any person to enforce a lien, together with any costs and attorney fees incurred by Owner. Tenant may contest the validity of any lien or claim if tenant shall have posted a bond with adequate surety to insure that immediately upon final determination of validity of the lien or claim Owner shall be paid for any judgment rendered, with all proper costs and charges, and Tenant shall at such time have the lien released without cost to Owner. Notice is hereby given that Owner shall not be liable for any labor or materials furnished or to be furnished to the Tenant on credit, and that no mechanics', materialman's or other lien for any such labor or material shall attach to or affect the reversionary or other estate or interest of Owner in and to the real estate and improvements which are a part of the premises.

                                   SECTION 17
                                 ENTRY BY OWNER

     Tenant shall permit Owner, or Owner's agents or employees, at all reasonable hours, to enter and examine the premises, or to show the premises to persons wishing to rent or purchase the same, or to make proper repairs or alterations, taking any space needed; and during the three (3) months preceding the termination of any term of this lease, Tenant will permit customary "For Sale" or "For Rent" notices, or both, to be exhibited on the premises.

                                   SECTION 18
                                     DEFAULT

     18.1 Should Tenant be in default in the payment of rent and remain in default for a period of ten (10) days, such default shall, at Owner's option, constitute a forfeiture of the lease.

     18.2 Should Tenant violate any other term, condition, or covenant of this lease and not cease of otherwise cure the violation within thirty (30) days after receiving written notice from Owner, or if Tenant should abandon or vacate the premises prior to the expiration of [the original or any extended term of] this lease, or if Tenant should be adjudicated a bankrupt or insolvent according to law, or should make an assignment for the benefit of creditors, or if a receiver, trustee or liquidator of Tenant's property shall be appointed and not discharges within sixty (60) days, then the occurrence of such act of omission shall, at Owner's option, constitute a forfeiture of the lease.

     18.3 If a forfeiture is declared by Owner for any reason, then in addition to and not in substitution for any responsibilities or liabilities of Tenant, or any options available to Owner, under this instrument of applicable law:


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


          (a) Tenant shall be liable for all future rentals, any rents in arrears and all other amounts necessary to compensate Owner for Tenant's breaches of covenant, all such amounts to become immediately due and payable; and

          (b) Owner may, at Owner's option, (i) lease the premises to another tenant for part or all of the remainder of the term, in which event there shall be set off against the amounts otherwise owed by Tenant the amount of rents actually received from the new tenant less the costs related to entering into the new lease and preparing the premises for the use of the new tenant; or (ii) refrain from leasing the premises to another tenant, in which event there shall be set off against the amounts owed by Tenant an amount representing the present valuing of any payment of rent actually made prior to the date when it would otherwise become due, as well as any portion of the loss of net rental income available to Owner as to which Tenant may establish, in a court of competent jurisdiction of to the satisfaction of Owner, that Owner could have realized by leasing the premises to another tenant known to Owner, or to another tenant with which Owner may have been able to contract if Owner has expended reasonable efforts to locate such a tenant.

     18.4 If, upon any forfeiture, Owner shall elect to recover possession of the premises, no demand shall be necessary before such recovery of possession; and Owner may enter the premises, or any part, and take possession and expel Tenant or other occupants and their effects, without being guilty of any trespass.

     18.5 Should Owner or Tenant fail to pay taxes or make repairs or fail to perform any other duty under this lease the other party may, after giving thirty
(30) days' notice in writing, perform such duty and the cost of performance shall be offset against or added to the rental amount and in the latter case shall become immediately due and owing. If tenant must make repairs in emergency or if Owner fails to make such repairs in needed time frame, Tenant can make repairs and deduct from future lease payments.

     18.6 The failure of Owner to declare a breach or forfeiture of this lease for the violation of any term, condition or covenant shall be construed as a waiver of the rights to declare a breach or forfeiture of this lease upon the occurrence of any subsequent act or omission, the right to declare a reach or forfeiture being a continuing one on Owner. Acceptance of rentals subsequent to any forfeiture shall not be considered a confirmation or renewal of this lease.

     18.7 Should Tenant vacate the premises prior to the expiration of the original or any extended term of this lease, no act or actions taken by the Owner or its agents shall be deemed an acceptance of a surrender of the premises. No agreement to accept the surrender of the premises shall be valid unless the same be in writing and signed by the Owner.

                                   SECTION 19
                                  OWNER'S LIEN

     19.1 In addition to any statutory Owner lien, Tenant grants Owner a security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant and to secure


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


payment of any damages or losses Owner may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently owned, or which may hereafter be situated on the premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Owner until all arrearages in rent as well as any and all other sums of money then due to Owner hereunder shall first have been paid and discharges and all covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant.

     19.2 Upon the occurrence of an event of default by Tenant under this lease, Owner may, in addition to any other remedies provided herein, enter upon the premises and take possession of any or all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale, or at the time after which any private sale is to be made, at which sale the Owner or its assigns may purchase unless otherwise prohibited by law. Any sale made pursuant to the provisions of this paragraph in a commercially reasonable manner if held on the premises or where the property is located after the time, place and method of sale and a general description of the type of property to be sold have been advertised in a local daily newspaper for five (5) consecutive says before the date of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiencies forthwith.

     19.3 Upon request by Owner, Tenant agrees to execute and deliver to Owner a financial statement in form sufficient to perfect the security interest of Owner in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in Georgia.

     194 Any statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

                                   SECTION 20
                                  SUBORDINATION

     This lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien or liens of any and all mortgages, deeds of trust, deeds to secure debt or other instruments in the nature thereof ("Owner's mortgage"), and to all modifications, renewals or extensions thereof which may now or hereafter effect or encumber Owner's title to the premises. Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Owner or to a holder of Owner's mortgage, without expense, any instruments that may be necessary to make this lease subordinate to the lien of Owner's mortgage.

                                   SECTION 22
                                 ATTORNEY'S FEES

     If it shall become necessary for Owner or Tenant to employ an attorney to assert any right or enforce


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


any obligation under this lease, after default, such party, if he prevails, shall be entitled to recover, in addition to all other costs and expenses, the reasonable costs and charges of such attorney.

                                   SECTION 23
                                     NOTICES

     All notices or communications which this instrument requires or permits to be given shall be in writing and shall be mailed or delivered to the respective addresses set forth below, or to such other address as may be designated in writing by either party.

     To Owner as follows:

     C. Christopher Carlton d/b/a Carlton Properties       Phone  706 866-3211
     405 Powder Horn Lane                                  Fax    706 866-3666
     Ringgold, GA 30736                                    E-mail  chriscarlton@mindspring.com

     To Tenant as follows:

                                                           Ridgeland Business Park
     American Consumers, Incorporated                       55 Hannah Way
     P.O. Box 2328                                          Rossville, Georgia 30741
     Fort Oglethorpe, Georgia 30742


                                   SECTION 24
                                 ENTIRE CONTRACT

     This lease contains the entire contract between the parties relating to the demise of the premises and may not be altered, amended or changed except by instrument in writing signed by both parties hereto.

                                   SECTION 25
                                BENEFIT OF LEASE

     This lease shall inure to the benefit of and shall be binding upon the heirs, legatees, legal representatives and successors and assigns of the parties, subject to all the terms, conditions and contingencies set forth.

                                   SECTION 26
                                 LAW APPLICABLE

     This is a lease under the laws of the state in which the premises are located, and the validity and applicability of its provisions shall be governed by the laws of that state.

                                   SECTION 27
                              ESTOPPEL CERTIFICATE

     At any time and from time to time, Tenant, on or before the date specified in a request theretofore made by Owner, shall execute, acknowledge and deliver to Owner a certificate prepared by Owner at Owner's expense, evidencing whether or not (a) this lease is in full force and effect, (b) this lease has been amended in any way, (c) there are any existing defaults on the part of Owner hereunder to the knowledge of Tenant and specifying the nature of such default, if any, and (d) the date to which rent, another amounts due hereunder, if any, have been paid. Each certificate delivered pursuant to this Section 27 may be relied on by any prospective purchaser of transferee on Owner's interest hereunder or of any part of Owner's property or by any holder or prospective holder of Owner's mortgage, or a mortgage or prospective mortgage of any part of Owner's other property.

                                   SECTION 28
                            TERMINOLOGY AND CAPTIONS

     The terms "Owner" and "Tenant" as used in this lease shall be construed to apply to the parties in the appropriate gender and number; and the term "Owner" shall in no way indicate that a tenancy greater than that described in this lease is either demised or warranted. The captions in this lease are inserted only as a matter of convenience and for reference and in no way define, limit, amplify or describe the scope of this lease or the intent of any provision thereof.

     IN WITNESS WHEREOF, the Owner and Tenant have executed duplicate copies of this lease this 27 day of August , 2001.


                                        By:  s/s C. Christopher Carlton  (Seal)
                                           ------------------------------
                                                (C. Christopher Carlton)
                                                                         OWNER


Signed, sealed and delivered
in the presence of:


  /s/ Paul R. Cook
---------------------------
      (Witness)


  /s/ Jeane Creekmore
---------------------------
   (Notary Public)


My commission expires:   7-10-04

                                        I consent to the transfer of a leasehold interest in the demised property resulting from my status as the spouse of Owner:

                                          s/C. Allyson Carlton          (Seal)
                                        --------------------------------
                                          (C. Allyson Carlton)


Signed, sealed and delivered
in the presence of:

  /s/ Paul R. Cook
----------------------------
       (Witness)

  /s/ Jeane Creekmore
----------------------------
    (Notary Public)

My commission expires:   7-10-04




                                        By:  s/Michael A. Richardson   (Seal)
                                           ---------------------------
                                                     TENANT

                                        By:                            (Seal)
                                           ---------------------------
                                                     TENANT


ATTEST:

  /s/ Reba Southern
----------------------------
     Secretary


Signed, sealed and delivered
in the presence of:

  /s/ Paul R. Cook
----------------------------
     (Witness)


  /s/ Jeane Creekmore
----------------------------
    (Notary Public)


My commission expires:   7-10-04

                                        The undersigned hereby personally
                                        guarantees the performance of each and
                                        every provision of this lease agreement
                                        by Tenant:

                                        By:    s/ Michael A. Richardson
                                           --------------------------------



                                        By:
                                           --------------------------------


WITNESS:

  /s/ Paul R. Cook
----------------------------